PLEDGE AND SECURITY AGREEMENT


                  PLEDGE AND SECURITY AGREEMENT, dated as of June 26, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), made by and from DAVID A. LEVIN ( the "Pledgor") to DESIGNS, INC., a Delaware corporation (the "Secured Party"). Capitalized terms used without definition herein shall have the meanings given to such terms in the Note referred to below.

                  PRELIMINARY STATEMENTS:

                  (1) The Pledgor and the Secured Party have executed a Secured Promissory Note, dated as of June 26, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Note"), in favor of the Secured Party, evidencing the loan made by the Secured Party to the Pledgor (the "Loan").

                  (2) The Pledgor is the beneficial owner of 150,000 shares of common stock of the Secured Party (such shares, including any other security into which such shares shall be converted or for which such shares shall be exchanged in any recapitalization, reorganization, merger, consolidation, share exchange or similar business combination transaction, the "Pledged Shares").

                  (3) It is a condition to the making of the Loan by the Secured Party under the Note that the Pledgor shall grant the assignment and security interest and make the pledge and assignment contemplated by this Agreement.

                  (4) The Pledgor will obtain benefits from the incurrence of the Loans under the Note and, accordingly, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph (3).

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to make the Loans, the Pledgor hereby agrees with the Secured Party as follows:

                  Section 1. GRANT AND PLEDGE OF SECURITY. The Pledgor hereby assigns, conveys, mortgages, hypothecates, transfers and pledges to the Secured Party and hereby grants to the Secured Party a first lien on, and a continuing security interest in and to, the following, in each case, as to each type of property described below, whether now owned or hereafter owned or acquired, wherever located and whether now or hereafter existing (collectively, the "Pledged Collateral"):

                           (a) all of the Pledgor's right, title and interest in
                  and to the Pledged Shares, the account and the certificates representing the Pledged Shares, and all dividends, cash, securities, interest, warrants, rights, options, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or other Pledged Collateral (including additions to the Pledged Collateral pursuant to Section 11(b)); and

                           (b) to the extent not covered by clause (a) above,
                  all of the Pledgor's right, title and interest in and to all Proceeds and products of any and all of the foregoing Pledged Collateral.

                           As used herein, the term "proceeds" means all
                  "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the Commonwealth of Massachusetts on the date hereof (the "UCC") and, in any event, shall include, without limitation, all dividends, interest or other income from the Pledged Collateral, collections thereon or distributions with respect thereto.

                  Section 2. SECURITY FOR OBLIGATIONS. This Agreement secures the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, the principal of and interest on the Note) of the Pledgor to the Secured Party, whether now existing or hereafter incurred under, arising out of or in connection with the Note and this Agreement and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Note and this Agreement (all such principal, interest, obligations and liabilities being herein collectively called the "Secured Obligations").

                  Section 3. THE PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under the documents included in the Pledged Collateral to the extent set forth therein to perform all of his duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Pledgor from any of his duties or obligations under the documents included in the Pledged Collateral and (c) the Secured Party shall not have any obligation or liability under any of the documents included in the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Pledgor hereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgor represents, warrants, agrees and covenants as to himself and the Pledged Collateral, which representations, warranties, agreements and covenants shall survive execution and delivery of this Agreement, as follows:

                  (a) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any pledge, lien, mortgage, hypothetication, security interest, charge, option or other encumbrance whatsoever or other right, title or interest of any person or entity, except for the security interest created under this Agreement, and the Pledgor shall defend the Pledged Collateral against all claims and demands of all persons or entities at any time claiming the same or any interest therein adverse to the Secured Party. No effective financing statement or other instrument similar in effect covering or purporting to cover all or any part of the Pledged Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

                  (b) The Pledgor is the legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, subject to no pledge, lien, mortgage, hypothetication, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement. The Pledgor has the legal right to pledge the Pledged Shares pledged by him pursuant to this Agreement.

                  (c) All filings and other actions necessary or desirable to perfect and protect the security interest in the Pledged Collateral taken as a whole created under this Agreement have been duly made or taken, and this Agreement, the pledge of the Pledged Collateral pursuant hereto, together with such filings and other actions, create a valid and perfected first priority security interest in the Pledged Collateral taken as a whole, securing the payment of the Secured Obligations.

                  (d) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required (i) for the grant by the Pledgor of the assignment and security interest granted hereunder, for the pledge by the Pledgor of the Pledged Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment or security interest), or (iii) for the exercise by the Secured Party of its voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

                  Section 6. FURTHER ASSURANCES. The Pledgor agrees that from time to time he shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                  Section 7. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action
         (a) would reasonably be expected to have a material adverse effect on the value of the Pledged Collateral or any part thereof or (b) would violate or be inconsistent with any of the terms of this Agreement or the Note;

                  (ii) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends and interest paid or payable other than
                  in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Pledged Collateral, and

                           (B) dividends and other distributions paid or payable
                  in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution shall be, and shall be forthwith delivered to the Secured Party to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) All rights of the Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that he would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall, upon notice to the Pledgor by the Secured Party, cease and (y) to receive the dividends and interest payments that he would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

                  (ii) All dividends and interest payments that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  Section 8. TRANSFERS AND OTHER LIENS. The Pledgor agrees not
(i) to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) to create or suffer to exist any lien or other encumbrance upon or with respect to any of the Pledged Collateral, except for the pledge, assignment and security interest created under this Agreement.

                  Section 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Secured Party, effective upon the occurrence and during the continuation of any Event of Default, as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Party's discretion and upon notice to the Pledgor, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral,

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Pledged Collateral.

                  Section 10. SECURED PARTY MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 12(b).

                  Section 11. REMEDIES. If any Event of Default shall have occurred and be continuing:

                  (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Pledged Collateral) and also may (i) require the Pledgor to, and the Pledgor hereby agrees that he will at his expense and upon request of the Secured Party forthwith, assemble all or part of the Pledged Collateral as directed by the Secured Party and make it available to the Secured Party at a place and time to be designated by the Secured Party and (ii) without notice except as specified below, sell the Pledged Collateral or any part thereof at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) (i) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 12) shall be applied to the payment in full of the Secured Obligations. To the extent proceeds remain after the application pursuant to the preceding sentence, and following the termination of this Agreement pursuant to Section 15, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

                           (ii) It is understood that the Pledgor shall remain
                  liable to the extent of any deficiency between the amount of the proceeds of the Pledged Collateral and the aggregate amount of the Secured Obligations.

                  (c) The Secured Party may exercise any and all rights and remedies of the Pledgor in respect of the Pledged Collateral.

                  Section 12. INDEMNITY AND EXPENSES. (a) The Pledgor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement).

                  (b) The Pledgor agrees to pay to the Secured Party, upon demand, the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees and expenses of counsel, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  Section 13. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and the pledge, assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of the Note; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note; (iii) any taking, exchange, release or nonperfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third-party grantor of a security interest.

                  Section 14. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, (b) be binding upon the Pledgor, his successors and assigns and (c) inure to the benefit of the Secured Party and its respective successors, transferees and assigns.

                  Section 15. TERMINATION. Upon the irrevocable and indefeasible payment in full of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                  Section 16. MISCELLANEOUS. This Agreement may be modified, amended or terminated only by a writing signed by both parties hereto. This Agreement shall be enforced, governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The Pledgor agrees that any suit for the enforcement of this Agreement may be brought in any Massachusetts, New York State or United States federal court located in the City of Boston or the Borough of Manhattan in New York City and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address specified below. The Pledgor hereby waives any objection he may now have or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court. THE PLEDGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES WITH RESPECT TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Pledge and Security Agreement as of the date and year first written above.

                                 /S/ DAVID A. LEVIN
                                 --------------------------------
                                 DAVID A. LEVIN

                                 Address:
                                   150 Monadnock Road
                                 ---------------------------------
                                   Chestnut Hill, MA 02467
                                 --------------------------------

Agreed and consented to as of
the date first above written:

DESIGNS, INC.


By:
Name:
Title:


         The undersigned, Ann Levin, wife of David A. Levin and co-maker of and additional Obligor under the Note, has duly executed and delivered this Pledge and Security Agreement as of the date and year first written above as additional Pledgor under this Pledge and Security Agreement, to the extent of all right, title and interest, if any, of the undersigned in and to the Pledged Shares or other Pledged Collateral and all Proceeds and products thereof, and, without limitation, the undersigned agrees to be bound by all of the agreements and covenants of the Pledgor set forth herein with respect to, and to the extent of, such right, title and interest.

                                 /S/ ANN LEVIN
                                 ---------------------------------
                                 ANN LEVIN

                                 Address:
                                   150 Monadnock Road
                                 ---------------------------------
                                   Chestnut Hill, MA 02467
                                 ---------------------------------